Exhibit 10.1

AMENDMENT TO JOINT RESEARCH AND PRODUCT DEVELOPMENT AGREEMENT

This Amendment to the Joint Research and Product Development Agreement  (“Amended Agreement”) dated May 31, 2012 is entered into effective March 29, 2013 (the “Effective Date”), between Sumitomo Precision Products Co., Ltd., a Japanese corporation having a place of business at 1-10 Fuso-cho, Amagasaki, Hyogo 660-0891 Japan, (hereinafter “SPP”), and Visualant, Incorporated a corporation under the laws of the State of Nevada having a business address of 500 Union Street, Suite 420, Seattle, Washington, 98101, and subsidiaries and affiliates (hereinafter “VISUALANT”).

This Amended Agreement reflects the following changes to the Joint Research and Product Development Agreement dated May 31, 2012:

2.2       Deliverables

The deliverables for the Amended Agreement are included in Attachment B for the Amended Agreement dated March 25, 2013.

7.1       Term

The term of this Amended Agreement shall commence on the Effective Date and continue through December 31, 2013 (the “Term”), except as set forth herein or if sooner terminated in accordance with provisions herein.  The Term may be extended by mutual consent of the Parties.

Unless detailed in this Amended Agreement, the Joint Research and Product Development Agreement dated May 31, 2012 remains unchanged.

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Initials:______

Date:________

IN WITNESS WHEREOF, VISUALANT and SPP have caused this Amended Agreement to be executed on the dates accompanying each signature below.

Sumitomo Precision Products Co., Ltd.

By:	/s/ Shinichi Miki
Name:	Shinichi Miki
Title:	President

Visualant, Incorporated

By:	/s/ Ronald P. Erickson
Name:	Ronald P. Erickson
Title:	President and CEO

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Initials:______

Date:________